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                 SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549

                            FORM 8-K


                         CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15 (d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  June
2, 1998


                   United Security Bancorporation
         (Exact Name of Registrant as Specified in Charter)


          Washington           0-18561            91-1259511
          ----------           -------            ----------
(State or other jurisdiction   (Commission        (IRS
Employer Identi-
        of incorporation)       File Number)       fication
Number)

       9506 North Newport Highway, Spokane, Washington 99218-
1200
       -----------------------------------------------------
-----
            (Address of principal executive offices/Zip
Code)

   Registrant's telephone number, including area code:
(509) 467-6949
   ---------------------------------------------------------
----------


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                       UNITED SECURITY BANCORPORATION

Item 5.  Other Events

On June 2, 1998, at its annual meeting United Security Bancorporation told shareholders that its Board of Directors has elected Richard C. Emery as Chief Executive Officer of the bank holding company, effective July 1, 1998. Emery joined the company as President and Chief Operating Officer on November 3, 1997. He succeeds William C. ("Bud") Dashiell, who is retiring as USBN's long-time Chief Executive Officer. Dashiell will continue as Chairman of the Board.

Item 7.  Financial Statements and Exhibits

     (a)  Financial statements - not applicable

     (b)  Pro forma financial information - not applicable

     (c)  Exhibits:

          (99)  Press release issued by United Security
Bancorporation,
                dated June 2, 1998

SIGNATURES

Pursuant to the requirements of the Security Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  June 3, 1998

                         UNITED SECURITY BANCORPORATION

                         By:  /s/ Chad Galloway
                         ------------------------------
                         Name:    Chad Galloway
                         Title:   Vice President and
                                  Chief Financial Officer

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